                                                                   Exhibit 10.02

                          AMENDMENT NO. 1 TO QUINTILES

                       TRANSNATIONAL CORP./CITICORP NORTH

                         AMERICA, INC. CREDIT AGREEMENT

                               AS OF JUNE 22, 2004

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                                 AMENDMENT NO. 1

            AMENDMENT NO. 1, dated as of June 22, 2004 (this "Amendment"), to the Credit Agreement dated as of September 25, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Quintiles Transnational Corp., as borrower (the "Borrower"), the Lenders referred to therein and Citicorp North America, Inc., as administrative agent (the "Administrative Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

            WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement as further described below;

            NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

            SECTION 1.  AMENDMENT.

            (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Bioglan" therein and replacing it with the following:

            ""Bioglan" means (i) Bioglan Pharmaceuticals Company, a North Carolina corporation, and (ii) the assets of Quintiles Ireland Limited and Quintiles Bermuda Ltd. related to the business of Bioglan and identified on Schedule A to Amendment No. 1 to the Credit Agreement dated as of June 22, 2004."

            (b) Section 1.01 of the Credit Agreement is hereby amended by adding the words "except net after-tax gains or losses on the disposition of Bioglan" to the end of clause (iii) in the definition of "Consolidated Net Income."

            (c) The list of Permitted PharmaBio Investments in Schedule 6.04 of the Credit Agreement is hereby amended by deleting the reference to "Bioglan Pharmaceuticals Company" therein and replacing it with "Bioglan".

            SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders as of the date hereof that:

            (a) The execution and delivery of this Amendment by the Borrower has been duly authorized.

            (b) Neither the execution or delivery by the Borrower of this Amendment, nor compliance by the Borrower with the terms and provisions hereof,
(i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict or be inconsistent with, or

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                                       -2-

result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement, contract or instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries' property or assets is bound or to which the Borrower or any of its Subsidiaries may be subject, or (iii) will violate any provision of the certificate of incorporation or bylaws (or equivalent organizational or other charter documents) of the Borrower or any of its Subsidiaries.

            (c) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") on which (a) the Administrative Agent (or its counsel) shall have received from Lenders constituting the Requisite Lenders either (i) counterparts of this Amendment signed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such parties have signed counterparts of this Amendment and Consent; and (b) the expenses referred to in Section 4 have been repaid in full.

            SECTION 4. EXPENSES. The Borrower agrees to reimburse the Administrative Agent's out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

            SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            SECTION 6. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    QUINTILES TRANSNATIONAL CORP., as
                                    the Borrower

                                    By: /s/ John Russell
                                        ----------------------------------------
                                        Name:  John Russell
                                        Title: Executive Vice President

                                    CITICORP NORTH AMERICA, INC., as
                                    Administrative Agent and Lender

                                    By: /s/ Allen Fisher
                                        ----------------------------------------
                                        Name:  Allen Fisher
                                        Title: Vice President

                                                                      SCHEDULE A

                          QIRELAND AND QBERMUDA ASSETS

ADOXA
            - Distribution Agreement, dated December 27, 2000, between Par Pharmaceutical, Inc. ("Par") and Bioglan Pharma Inc. (now known as BPI New Corp.)

            - Assignment of Distribution Agreement, dated March 22, 2002, between Par, Bioglan Pharma Inc. and Quintiles Ireland Limited

            - Second Amendment to Distribution Agreement and First Amendment to Assignment of Distribution Agreement effective September 11, 2003, between Par and Quintiles Ireland Limited

            - Third Amendment to Distribution Agreement, dated April 13, 2004, between Par and Quintiles Ireland Limited

            - Packaging Agreement, dated April 2, 2003, between Cardinal Health PTS, Inc. and Quintiles Ireland Limited

SOLARAZE
            - Licence and Manufacturing Agreement, dated March 13, 2000, between Bioglan Pharma plc and Jagotec AG ("Jagotec")

            - Addendum Agreement, dated December 28, 2000, between Bioglan Pharma plc and Jagotec

            - Second Addendum, dated December 20, 2001, among Bioglan Pharma plc, Jagotec, and Quintiles Ireland Limited

            - Deed of Variation and Novation, dated December 20, 2001, among Jagotec, Bioglan plc, Bioglan Pharma Inc., Quintiles Ireland Limited and Quintiles Transnational Corp.

            - Manufacturing Services Agreement, dated January 22, 2003, between Patheon YM Inc. and Quintiles Ireland Limited

            - Technical Agreement, dated January 22, 2003, between Patheon YM Inc. and Quintiles Ireland Limited

            - Technology Transfer and Scale-up Agreement, dated August 27, 2003, between Helsinn Birex Pharmaceuticals Ltd. and Quintiles Ireland Limited

CORD LOGISTICS, INC.
            - Distribution Services Agreement, dated December 13, 1999, between Bioglan Pharma Inc. and CORD Logistics, Inc. ("CORD")

            - Amendment to Distribution Services Agreement, dated May 23, 2000, between CORD and Bioglan Pharma Inc.

            - Amendment to Distribution Services Agreement, dated February 6, 2002, between CORD and Bioglan Pharma Inc.

            - System Access Agreement, dated January 1, 2000, between CORD and Bioglan Pharma Inc.

DPT LABORATORIES

            - Manufacturing Agreement, dated October 29, 2000, between DPT Laboratories Ltd. and Bioglan Pharma Inc.

            - Amendment to Manufacturing Agreement, dated February 7, 2001, between DPT Laboratories Ltd. and Bioglan Pharma Inc.

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                                    CARLYLE LOAN OPPORTUNITY FUND,
                                    as a Lender

                                    By: /s/ Mark Alter
                                        ----------------------------------------
                                        Name:  Mark Alter
                                        Title: Managing Director

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                                    CARLYLE HIGH YIELD PARTNERS IV, LTD.,
                                    as a Lender

                                    By: /s/ Mark Alter
                                        ----------------------------------------
                                        Name:  Mark Alter
                                        Title: Managing Director

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                                    CARLYLE HIGH YIELD PARTNERS III, LTD., as a
                                    Lender

                                    By: /s/ Mark Alter
                                        ----------------------------------------
                                        Name:  Mark Alter
                                        Title: Managing Director

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                                    CARLYLE HIGH YIELD PARTNERS II, LTD., as a
                                    Lender

                                    By: /s/ Mark Alter
                                        ----------------------------------------
                                        Name:  Mark Alter
                                        Title: Managing Director

                                  CARLYLE HIGH YIELD PARTNERS, L.P., as a Lender

                                  By: /s/ Mark Alter
                                      ----------------------------------------
                                      Name:  Mark Alter
                                      Title: Managing Director

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                                    METROPOLITAN LIFE INSURANCE COMPANY, as a
                                    Lender

                                    By: /s/ James R. Dingler
                                        ----------------------------------------
                                        Name:  James R. Dingler
                                        Title: Director

                                    MADISON AVENUE CDO I LTD., as a Lender

                                    By: /s/ James R. Dingler
                                        ----------------------------------------
                                        Name:  James R. Dingler
                                        Title: Director

                                    MADISON AVENUE CDO III LTD., as a Lender

                                    By: /s/ James R. Dingler
                                        ----------------------------------------
                                        Name:  James R. Dingler
                                        Title: Director

                                    APEX (TRIMARAN) CDO I, LTD.
                                    BY TRIMARAN ADVISORS, L.L.C., as a Lender

                                    By: /s/ David M. Millison
                                        ----------------------------------------
                                        Name:  David M. Millison
                                        Title: Managing Director

                                    GOLDENTREE HIGH YIELD OPPORTUNITIES I, LP
                                    BY: GOLDENTREE ASSET MANAGEMENT, LP, as a
                                    Lender

                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                        Name:  Frederick S. Haddad
                                        Title:

                                    GOLDENTREE HIGH YIELD OPPORTUNITIES II, LP
                                    BY: GOLDENTREE ASSET MANAGEMENT, LP, as a
                                    Lender

                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                        Name:  Frederick S. Haddad
                                        Title:

                                    STICHTING BEDRIJFSTAKPENSOENFONDS VOOR DE
                                    MATELEKTRO
                                    BY: GOLDENTREE ASSET MANAGEMENT, LP, as a
                                    Lender

                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                        Name:  Frederick S. Haddad
                                        Title:

                                    GOLDENTREE LOAN OPPORTUNITIES II, LTD.
                                    BY: GOLDENTREE ASSET MANAGEMENT, LP, as a
                                    Lender

                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                        Name:  Frederick S. Haddad
                                        Title:

                                    STICHTING PENSIONFONDS HOOGOVENS
                                    BY: GOLDENTREE ASSET MANAGEMENT, LP , as a
                                    Lender

                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                        Name:  Frederick S. Haddad
                                        Title:

                                    GOLDENTREE LOAN OPPORTUNITIES I, LTD.
                                    BY: GOLDENTREE ASSET MANAGEMENT, LP, as a
                                    Lender

                                    By: /s/ Frederick S. Haddad
                                        ----------------------------------------
                                        Name:  Frederick S. Haddad
                                        Title:

                                    GENERAL ELECTRIC CAPITAL CORP., as a Lender

                                    By: /s/ Steve J. Warner
                                        ----------------------------------------
                                        Name:  Steve J. Warner
                                        Title: Duly Authorized Signatory

                                    TORONTO DOMINION (NEW YORK), INC., as a
                                    Lender

                                    By: /s/ Michelle Manning
                                        ----------------------------------------
                                        Name:  Michelle Manning
                                        Title: Vice President

                            MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL
         `                  LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Lender

                            By: /s/ Luis A. Viera
                                ----------------------------------------
                                Name:  Luis A. Viera
                                Title: Vice President

                                    SAWGRASS TRADING LLC, as a Lender

                                    By: /s/ Diana M. Himes
                                        ----------------------------------------
                                        Name:  Diana M. Himes
                                        Title: Assistant Vice President

                                    CITIBANK N.A., as a Lender

                                    By: /s/ James Nessell
                                        ----------------------------------------
                                        Name:  James Nessell
                                        Title: Director

                                    SENIOR DEBT PORTFOLIO
                                    BY: BOSTON MANAGEMENT AND RESEARCH AS
                                    INVESTMENT ADVISOR, as a Lender

                                    By: /s/ Payson F. Swaffield
                                        ----------------------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

                                    EATON VANCE SENIOR INCOME TRUST
                                    BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                    ADVISOR, as a Lender

                                    By: /s/ Payson F. Swaffield
                                        ----------------------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                    BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                    ADVISOR, as a Lender

                                    By: /s/ Payson F. Swaffield
                                        ----------------------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

                                    OXFORD STRATEGIC INCOME FUND
                                    BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                    ADVISOR, as a Lender

                                    By: /s/ Payson F. Swaffield
                                        ----------------------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

                                       EATON VANCE CDO III, LTD.
                                       BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                       ADVISOR, as a Lender

                                       By: /s/ Payson F. Swaffield
                                           ------------------------------------
                                           Name: Payson F. Swaffield
                                           Title: Vice President

                                       COSTANTINUS EATON VANCE CDO V, LTD.
                                       BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                       ADVISOR, as a Lender

                                       By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                       EATON VANCE CDO VI LTD.
                                       BY: EATON VANCE MANAGEMENT AS
                                       INVESTMENT ADVISOR, as a Lender

                                       By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                       GRAYSON & CO.
                                       BY: BOSTON MANAGEMENT AND RESEARCH AS
                                       INVESTMENT ADVISOR, as a Lender

                                       By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                       BIG SKY SENIOR LOAN FUND, LTD.
                                       BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                       ADVISOR, as a Lender

                                       By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                       EATON VANCE LIMITED DURATION INCOME FUND
                                       BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                       ADVISOR, as a Lender

                                       By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                       TOLLI & CO.
                                       BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                       ADVISOR, as a Lender

                                       By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                       FRANKLIN FLOATING RATE TRUST, as a Lender

                                       By: /s/ Richard Hsu
                                           -------------------------------------
                                           Name:  Richard Hsu
                                           Title: Asst. Vice President

                                       FRANKLIN FLOATING RATE MASTER SERIES,
                                       as a Lender

                                       By: /s/ Richard Hsu
                                           -------------------------------------
                                           Name:  Richard Hsu
                                           Title: Asst. Vice President

                                       FRANKLIN FLOATING RATE DAILY ACCESS FUND, as a Lender

                                       By: /s/ Richard Hsu
                                           -------------------------------------
                                           Name:  Richard Hsu
                                           Title: Asst. Vice President

                                       FRANKLIN TEMPLETON LIM. DURATION INCOME
                                       TRUST, as a Lender

                                       By: /s/ Richard Hsu
                                           -------------------------------------
                                           Name:  Richard Hsu
                                           Title: Asst. Vice President

                                       FRANKLIN TOTAL RETURN FUND, as a Lender

                                       By: /s/ Richard Hsu
                                           -------------------------------------
                                           Name:  Richard Hsu
                                           Title: Asst. Vice President

                                       FRANKLIN CLO III, LIMITED, as a Lender

                                       By: /s/ Richard Hsu
                                           -------------------------------------
                                           Name:  Richard Hsu
                                           Title: Vice President

                                       FRANKLIN CLO IV, LIMITED, as a Lender

                                       By: /s/ Richard Hsu
                                           -------------------------------------
                                           Name:  Richard Hsu
                                           Title: Vice President

                                       RESIDENTIAL FUNDING CORPORATION, as a
                                       Lender

                                       By: /s/ Kevin Howell
                                           -------------------------------------
                                           Name:  Kevin Howell
                                           Title: SVP

                                       ATRIUM CDO, as a Lender

                                       By: /s/ Andrew H. Marshak
                                           -------------------------------------
                                           Name:  Andrew H. Marshak
                                           Title: Authorized Signatory

                                       CSAM FUNDING II, as a Lender

                                       By: /s/ Andrew H. Marshak
                                           -------------------------------------
                                           Name:  Andrew H. Marshak
                                           Title: Authorized Signatory

                                       CSAM FUNDING I, as a Lender

                                       By: /s/ Andrew H. Marshak
                                           -------------------------------------
                                           Name:  Andrew H. Marshak
                                           Title: Authorized Signatory

                                       FIRST DOMINION FUNDING III, as a Lender

                                       By: /s/ Andrew H. Marshak
                                           -------------------------------------
                                           Name:  Andrew H. Marshak
                                           Title: Authorized Signatory

                                       FIRST DOMINION FUNDING II, as a Lender

                                       By: /s/ Andrew H. Marshak
                                           -------------------------------------
                                           Name:  Andrew H. Marshak
                                           Title: Authorized Signatory

                                       HAMILTON CDO, LTD.
                                       BY: STANFIELD CAPITAL PARTNERS LLC AS
                                       ITS COLLATERAL MANAGER, as a Lender

                                       By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name:  Christopher E. Jansen
                                           Title: Managing Partner

                                       SUNAMERICA SENIOR FLOATING RATE FUND INC.
                                       BY: STANFIELD CAPITAL PARTNERS LLC AS
                                       SUBADVISOR, as a Lender

                                       By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name:  Christopher E. Jansen
                                           Title: Managing Partner

                                       STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                       BY: STANFIELD CAPITAL PARTNERS LLC AS ITS
                                       COLLATERAL MANAGER, as a Lender

                                       By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name:  Christopher E. Jansen
                                           Title: Managing Partner

                                       STANFIELD CLO LTD.
                                       BY: STANFIELD CAPITAL PARTNERS LLC AS ITS
                                       COLLATERAL MANAGER, as a Lender

                                       By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name:  Christopher E. Jansen
                                           Title: Managing Partner

                                       WINDSOR LOAN FUNDING, LIMITED
                                       BY: STANFIELD CAPITAL PARTNERS LLC AS ITS
                                       INVESTMENT MANAGER, as a Lender

                                       By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name:  Christopher E. Jansen
                                           Title: Managing Partner